UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported)  January 28, 2005
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                              L. B. Foster Company
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             (Exact name of registrant as specified in its charter)

      Pennsylvania                000-10436                 25-1324733
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(State or other jurisdiction    (Commission              (I.R.S. Employer
      of incorporation)         File Number)              Identification No.)

 415 Holiday Drive, Pittsburgh, Pennsylvania                         15220
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   (Address of principal executive offices)                        (Zip Code)

 Registrant's telephone number, including area code     (412) 928-3417
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                                      None
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01         Entry Into a Material Definitive Agreement

                  On January 28, 2005, the Registrant and its subsidiaries, CXT Incorporated, Natmaya, Inc. and Fosmart, Inc., (collectively the "Company") executed the Second Amendment and Third Amendment to the Revolving Credit and Security Agreement originally dated September 26, 2002 (the "Agreement") by and among the Company and PNC Bank National Association, as lender and agent, LaSalle Bank National Association and First Commonwealth Bank. Under the Second Amendment, the Company's permitted maximum amount of outstanding letters of credit and acceptances was increased from $10,000,000 to $15,000,000 and the Company was permitted to make advances of up to $1,500,000 to a material supplier. Under the Third Amendment, the Agreement's termination date was extended from September 26, 2005 to April 8, 2006.


Item 9.01         Financial Statements and Exhibits

(c)      Exhibits

4.0.4    Second Amendment to Revolving Credit and Security Agreement


4.0.5    Third Amendment to Revolving Credit and Security Agreement

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                                   SIGNATURES
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           L.B. Foster Company
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                                           (Registrant)


Date February 2, 2005
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                                           /s/David J. Russo
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                                           David J. Russo
                                           Senior Vice President,
                                           Chief Financial Officer and Treasurer




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                                  EXHIBIT INDEX
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Exhibit Number                              Description
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4.0.4                      Second Amendment to Revolving Credit and Security
                           Agreement dated January 28, 2005 between the
                           Registrant and PNC Bank, N.A.


4.0.5 Third Amendment to Revolving Credit and Security Agreement dated January 28, 2005 between the Registrant and PNC Bank, N.A.